UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 14, 2016

First Horizon National Corporation
(Exact Name of Registrant as Specified in Charter)

TENNESSEE	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

165 MADISON AVENUE, MEMPHIS, TENNESSEE 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 523-4444
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation’s earnings release for the quarter ended September 30, 2016, which is scheduled to be released October 14, 2016.

The foregoing information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and Item 7.01, "Regulation FD Disclosure." The exhibit speaks as of the date thereof and First Horizon National Corporation ("First Horizon") does not assume any obligation to update in the future the information therein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon National Corporation earnings release issued for the quarter ended September 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation

Date: October 14, 2016	By:	/s/ William C. Losch III
William C. Losch III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of First Horizon's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99.1	First Horizon National Corporation earnings release issued for the quarter ended September 30, 2016.